CERTIFICATION UNDER SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Anthony J Krick, Chief Accounting Officer of OptiNose, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge

1.	the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date:	November 9, 2023	/s/ Anthony J. Krick Anthony J. Krick Chief Accounting Officer (Principal Financial and Accounting Officer)